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                    SECURITIES AND EXCHANGE COMMISSION



                           Washington D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) October 20, 1998
                                                    ----------------


                         First Western Bancorp, Inc.
           (Exact name of registrant as specified in its charter)


                       Commission file number 0-13882


   Pennsylvania                                           25-1461570
   -----------------------------------------------------------------
   (State or other jurisdiction of                     (IRS Employer
   incorporation or organization)                 Identification No.)


   101 East Washington Street, New Castle, Pennsylvania        16101
   -----------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number including area code: (724) 652-8550
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Item 5. Other Events

      On October 20, 1998, Dr. Fiona M. Scott Morton was appointed to First Western's Board of Directors. Dr. Scott Morton is an Assistant Professor of Economics and Strategy at the University of Chicago's Graduate School of Business.

      On October 28, 1998, First Western announced that it was eliminating approximately 70 positions (including part time). At the same time, Robert H. Young, Executive Vice President and Chief Financial Officer and Kathleen L. Selmier, Senior Vice President announced their intention to leave First Western to engage in other pursuits. Kenneth J. Romig, currently First Western's Controller, will succeed Mr. Young as Chief Financial Officer and Stephen R. Sant, President of First Western Bank, N.A., will assume Ms. Selmier's responsibilities for the retail division.


Item 7. Financial Statements and Exhibits

      (a) Financial Statements: None.

      (b) Exhibits:

            99.1 Press Release Announcing: First Western Expands
                 Board; Names Economics Professor and Granddaughter of Former Chairman to Post

            99.2 Press Release Announcing: First Western Bancorp, Inc.
                 Confirms Elimination of Positions

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       First Western Bancorp, Inc.
                                              (Registrant)




November 3, 1998                       /s/ Kenneth J. Romig
                                       --------------------
                                       Kenneth J. Romig
                                       Chief Financial Officer
                                      (Principal Financial Officer)


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                        First Western Bancorp, Inc.

                           Exhibits to Form 8-K

             For the Current Report Dated October 20, 1998

                              Exhibit Index

<CAPTIONS>

Exhibit                                                   Method of
Number                        Description                 Filing
-----------      ----------------------------------       --------------
99.1             Press Release Announcing: First           Filed
                 Western Expands Board; Names              Herewith
                 Economics Professor and
                 Granddaughter of Former Chairman
                 to Post

99.2             Press Release Announcing: First           Filed
                 Western Bancorp, Inc. Confirms            Herewith
                 Elimination of Positions

